UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(Date of Earliest Event Reported):
June 10, 2003

ANTIGENICS INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-29089	06-1562417
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 FIFTH AVENUE, SUITE 2100
NEW YORK, NEW YORK 10111
(Address of Principal Executive Offices and Zip Code)

(212) 994-8200
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. Other Events.

     On June 10, 2003, the holders of a majority of the outstanding Common Stock of Antigenics Inc. (the “Company”) approved Amendment No.1 to the Antigenics Inc. 1999 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Common Stock available under the Plan from 4,800,000 to 6,000,000. A copy of Amendment No. 1 to the Plan is filed herewith as Exhibit 10.1.

     On June 10, 2003, the holders of a majority of the outstanding Common Stock of the Company approved the Antigenics Inc. Directors’ Deferred Compensation Plan (the “DDC Plan”). A copy of the DDC Plan is filed herewith as Exhibit 10.2.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits:

4.1 Amendment No. 1 to Antigenics Inc. 1999 Equity Incentive Plan.

4.2 Antigenics Inc. Directors’ Deferred Compensation Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date: June 11, 2003	By: /s/ Garo H. Armen, Ph.D. Garo H. Armen, Ph.D. Chairman and Chief Executive Officer

EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:

Exhibit No.	Description

4.1	Amendment No. 1 to Antigenics Inc. 1999 Equity Incentive Plan.

4.2	Antigenics Inc. Directors’ Deferred Compensation Plan.